EXHIBIT 10.4

Execution Copy

THE HEALING COMPANY INC.

PUT OPTION AGREEMENT

This Put Option Agreement (the “Agreement”) is made as of June 30, 2023, by and between The Healing Company Inc., a Nevada corporation (the “Company,” “we,” “us” or “our”), and DRF ALTHEA (UK) LIMITED, a company registered with the Registrar of companies in the United Kingdom with company number 12744781 (the “Subscriber” or “Althea”).

RECITALS

On or about the date of this Agreement, the Subscriber has entered into a Subscription Agreement with Chopra HLCO LLC, a Delaware limited liability company and indirect wholly owned subsidiary of the Company (the “Subsidiary”), pursuant to which the Subscriber has agreed to subscribe for, and the Subsidiary has agreed to issue to the Subscriber, (i) 600,000 units (the “Subsidiary Development Units”) of the Subsidiary’s common membership interests (“Subsidiary Membership Interest”), in exchange for the delivery to the Company of the intellectual property (“IP”) for two existing products developed by Althea and the future delivery of an additional three products currently in development by Althea and (ii)  an additional 525,000 units of the Subsidiary’s Membership Interest (valued at $2.00 per unit) split into seven tranches of 75,000 units of the Subsidiary’s Membership Interest (each a “Tranche”), with such Tranches being issued in exchange for the future delivery to the Company of up to an additional seven to-be-developed IP products (the “Subsidiary Restricted Development Units” and together with the Development Units, the “Subsidiary Securities”), subject to the terms and conditions specified therein (the “Subscription Agreement”).

The 1,125,165 Subsidiary Securities, together with any and all other shares of Subsidiary Membership Interest issued to the Subscriber pursuant to the Subscription Agreement (including, without limitation, pursuant to the provisions contained therein in respect of pre-emption, anti-dilution and/or capital re-organization), are referred to in this Agreement as the (the “Put Option Units”).

The Subsidiary Securities are being offered and sold to the Subscriber as consideration for and in connection with the Company’s entering into a separate intellectual property purchase and development agreement (the “IP Agreement”) with Althea.

We wish to grant, and the Subscriber wishes to accept, a put option in respect of all the Put Option Units held by the Subscriber from time to time, in exchange for the issue to the Subscriber of shares (the “Consideration Shares” or the “Securities”) of our common stock, $0.001 par value per share (“Common Stock”), all subject to the conditions specified herein.

The Securities being offered to the Subscriber are subject to substantial legal and contractual restrictions on transferability.  The sale of the Securities to the Subscriber will be made without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from securities registration afforded by Regulation S (“Regulation S”) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act, only to a subscriber who is not a resident of the United States and who is not a “U.S. Person” as defined in Regulation S.  The Securities may not be offered or sold, or resold, in the United States absent registration or the availability of an exemption from the registration requirements under the Securities Act.

By signing the signature page hereto (the “Signature Page”), the Subscriber and the Company agree to be bound by the terms of this Agreement. This Agreement shall become effective (the “Effective Date”) on the date on which the Company has accepted the Subscriber’s countersigned Signature Page.

AGREEMENT

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Subscriber, intending to be legally bound, hereby agree as follows:

1. Grant of Put Option.

a. Right to Sell.Subject to the terms and conditions of this Agreement, at any time within 18 months after the date of this Agreement, the Subscriber shall have the right (the “Put Right”), but not the obligation, to cause the Company to purchase all of the Put Option Units at the Put Purchase Price (calculated in accordance with and as defined in section 2 of this Agreement).

b. Procedures. If the Subscriber desires to sell the Put Option Units pursuant to section 1(a), the Subscriber shall deliver to the Company a written, unconditional, and irrevocable notice substantially in the form attached as Exhibit A (the “Put Exercise Notice”) exercising the Put Right and specifying the number of Put Option Units to be sold by the Subscriber.

c. Automatic Exercise of Put Right. If the Subscriber has not exercised the Put Right by the Put Termination Date, it shall be automatically exercised in accordance with the provisions of Section 1(d) and 1(e) hereof as of immediately before its expiration.

d. The closing of any sale of Put Shares pursuant to this section 1 (the “Put Closing”) shall take place no later than 20 days following receipt by the Company of the Put Exercise Notice. The Company shall give the Subscriber at least 10 days’ written notice of the date of closing (the “Put Right Closing Date”).

e. Closing. On the Put Right Closing Date, the Subscriber shall transfer record ownership of the Put Option Units to be sold on its books and records from the name of the Subscriber into the name of the Company and the Company shall issue the Consideration Shares to the Subscriber in accordance with section 3.

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2. Put Purchase Price.

a. In the event Subscriber exercises the Put Right hereunder, the purchase price per unit at which the Company shall be required to purchase the Put Option Units (the “Put Purchase Price”) shall be equal to the value of the Put Option Units and shall be satisfied by the issuance to the Subscriber by the Company of such number of shares of the Company’s Common Stock (the “Consideration Shares”) calculated as follows:

For every 1 Put Option Share held by the Subscriber as at the Put Option Exercise Date, one (1) share of the Company’s Common Stock shall be issued to the Subscriber as Consideration Shares (the “Agreed Ratio”). The Agreed Ratio shall be adjusted in accordance with this Agreement as required from time to time.

b. The parties hereby acknowledge and confirm that the Agreed Ratio reflects a value per Subsidiary unit of Membership Interest of $2.00 (with the aggregate value of the Subsidiary Securities being equal to $2,250,000) and a value per share of the Company’s Common Stock of $2.00, in each case as at the date of this Agreement, and the parties further acknowledge and agree that any adjustments required to be made to the Subscriber’s entitlement to Securities under this Agreement shall take account of the fact that the Agreed Ratio as a the date of this Agreement is based on such valuations.

3. Issuance of Consideration Shares.

a. Subscription. The undersigned Subscriber hereby agrees to accept, in full satisfaction of the Company’s obligation to pay the Put Purchase Price, and the Company hereby agrees to issue to the Subscriber, in each case on the Put Right Closing Date, such number of Consideration Shares as calculated under section 2 above, subject to the terms and conditions of this Agreement and based on the representations, warranties, covenants and agreements contained herein.

b. Issuance of the Consideration Shares. Payment for the Consideration Shares shall be satisfied in full by the transfer by the Subscriber to the Company of the Put Option Units upon the Put Right Closing Date. The Company shall deliver to the Subscriber upon Put Closing notice and evidence of the book entry of the number of the Consideration Shares issued to the Subscriber reflected on our books and records and on the books and records of our transfer agent, which shall bear a notation that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

c. Unrestricted Shares. All Consideration Share issued in consideration for a Subsidiary Development Unit shall be unrestricted shares of Common stock (“Unrestricted Company Shares”), except that such shares shall be restricted with respect to applicable US federal and state securities laws, and not be subject to the provisions of section 4.

d. Restricted Shares. All Consideration Shares issued in consideration for a Subsidiary Restricted Development Unit shall be restricted shares of Common Stock (“Restricted Company Shares”) and, in addition to being restricted with respect to applicable US federal and state securities laws, shall be subject to the provisions of section 4.

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4. Restrictions Applicable to Restricted Company Shares

a. Except with the prior written consent of the Company or pursuant to the section 8(e), the Subscriber shall not transfer any Restricted Company Shares to any person and shall not exercise any voting rights in respect of the Restricted Company Shares other than in accordance with the Company’s instructions.

b. To the extent an IP product is delivered to the Company pursuant to the IP Agreement and agreed by the Subscriber and the Company, or determined, to be unsatisfactory in each case pursuant to and in accordance with section 9, the Company shall require the Subscriber to forfeit and transfer (and the Subscriber agrees to so forfeit and transfer) the relevant Tranche of Restricted Company Shares to the Company (or such other person as the Company may nominate) for aggregate consideration equal to the par value of such Tranche of Restricted Company Shares.

c. To the extent an IP product is delivered to the Company pursuant to the IP Agreement and accepted (or deemed accepted) by the Company, or determined to be satisfactory in each case pursuant to and in accordance with section 9, the relevant Tranche of Restricted Company Shares shall, with effect from such time, and for all purposes under this Agreement be deemed to be Unrestricted Company Shares (and, for the avoidance of doubt, shall be deemed to cease to be Restricted Company Shares).

d. Notwithstanding any other provision of this Agreement, in the event that the Subscriber holds any Restricted Company Shares on the third anniversary of the Effective Date, provided that all of the IP products delivered by Althea to the Company prior to such date have been received by the Company and accepted (or deemed accepted) by the Company as satisfactory or determined to be satisfactory, in each case in accordance with the provisions of section 9, and provided, further, that the IP Agreement has not been terminated for Cause (as defined in the IP Agreement), all Restricted Company Shares shall, with effect from such date, and for all purposes under this Agreement be deemed to be Unrestricted Company Shares (and, for the avoidance of doubt, shall be deemed to cease to be Restricted Company Shares).

e. In the event that the IP Agreement is terminated for Cause prior to the third anniversary of the Effective Date, all remaining tranches of Restricted Company Shares shall, with effect from such date, be forfeited and the Subscriber agrees to such forfeiture and shall transfer such forfeited Restricted Company Shares to the Company.

5. Representations and Warranties of the Company. We represent and warrant to the Subscriber the following as of the Effective Date and as of the Put Closing:

a. Organization, Good Standing and Qualification. We are a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. We have the requisite corporate power to own and operate our properties and assets and to carry on our business as now conducted and as proposed to be conducted. We are duly qualified and are authorized to do business and are in good standing as a foreign corporation in all jurisdictions in which the nature of our activities and of our properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on us or our business.

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b. Corporate Power. We have all requisite corporate power to execute and deliver this Agreement and all related agreements (the “Subscription Documents”) and to carry out and perform our obligations under the terms of the Subscription Documents.

c. Authorization. All corporate action on our part, the part of our directors and of our stockholders necessary for the authorization of the Subscription Documents and the execution, delivery and performance of all of our obligations under the Subscription Documents, including the issuance and delivery of the Securities being subscribed for under this Agreement have been taken or will be taken prior to the issuance of the Securities. The Subscription Documents, when executed and delivered by us, shall constitute valid and binding obligations of us enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Securities, when issued in compliance with the provisions of the Subscription Documents will be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and state securities laws.

d. Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on our part in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Securities or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective when required by such governmental authority.

e. Compliance with Laws. To the best of our knowledge, we are not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of our business or the ownership of our properties, which violation would materially and adversely affect our business, assets, liabilities, financial condition or operations.

f. Compliance with Other Instruments. We are not in violation or default of any term of our certificate of incorporation or bylaws, or of any provision of any mortgage, indenture or contract to which we are a party and by which we are bound or of any judgment, decree, order or writ, other than such violations that would not individually or in the aggregate have a material adverse effect on us. The execution, delivery and performance of the Subscription Documents, and the consummation of the transactions contemplated by the Subscription Documents will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of of ours or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to us, our business or operations or any of our assets or properties. The sale of the Securities is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

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g. Exempt Offer and Sale. Assuming the accuracy of the representations and warranties of the Subscriber contained in Section 6 hereof, the offer, issue, and sale of the Securities is exempt from the registration and prospectus delivery requirements of the Securities Act, and is exempt from registration and qualification under the registration, permit, or qualification requirements of all applicable state securities laws.

h. Use of Proceeds. We shall use the proceeds of sale and issuance of the Shares for the development and operation of our business and for general corporate and working capital purposes.

i. Information. All written information supplied directly or indirectly by the Company, and the Company’s employees, officers, agents and advisers to the Subscriber (or any persons acting on its behalf) for the purposes of or in connection with the Subscriber’s acquisition of the Securities pursuant to this agreement did not when supplied, and does not now, materially misstate or misleadingly present the Company’s business, operations, financial condition, prospects, and/or results of operations, and where such information was expressed as an opinion of any person such opinion was and continues to be honestly and reasonably held by the person giving it by reference to the facts and circumstances now subsisting.

j. Disclosure. The Company is not aware of any fact or matter not disclosed in writing to the Subscriber, or otherwise readily available to the Subscriber in the public domain, which directly affects the Company’s business, operations, financial condition, prospects, and/or results of operations the disclosure of which might reasonably adversely affect the willingness of a reasonable investor to apply for any Securities or the price at or terms upon which an investor would be willing to subscribe for them.

6. Representations and Warranties of the Subscriber. By delivering this Agreement, the Subscriber represents and warrants to the Company that, as of the Effective Date and as of the Put Closing:

a. Information. Without lessening or obviating our representations and warranties set forth in Section 5, the Subscriber hereby: (i) acknowledges that it has received all the information it has requested from us and that it considers necessary or appropriate for deciding whether to acquire the Securities (the “Information”), (ii) represents that it has had an opportunity to ask questions and receive answers from us regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given to the Subscriber, (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment, and (iv) acknowledges that it has carefully reviewed the risk factors associated with an investment in the Company, which may be found in the section captioned “Risk Factors” of the Company’s most recent Annual Report Form 10-K (the “SEC Filed Risk Factors”), on file with the U.S. Securities and Exchange Commission (the “SEC”) and available at https://www.sec.gov/edgar/browse/?CIK=1441082&owner=exclude or by searching under the Company’s name on www.sec.gov.

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b. Investment Purpose. The Securities to be acquired by the Subscriber are being acquired or will be acquired for investment for the Subscriber’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act. The Subscriber does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities in violation of the Securities Act. The Subscriber has not been formed for the specific purpose of acquiring the Securities.

c. Reliance on Exemptions. The Subscriber understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities.

d. No Reliance. The Subscriber acknowledges that in making a decision to purchase the Securities, the Subscriber has relied solely upon this Agreement and the other Information and independent investigations made by the Subscriber. The Subscriber acknowledges that the Information shall not be considered investment advice or a recommendation by the Company or any of its affiliates, and that neither the Company nor any of its affiliates is acting or has acted as an adviser to the Subscriber in deciding to purchase the Securities. The Subscriber is also not relying on the Company for advice with respect to the legal, tax and other factors involved in this purchase and understands that the Subscriber is solely responsible for reviewing the legal, tax and other considerations involved with purchasing the Securities with its own legal, tax and other advisers.

e. No Governmental Review. The Subscriber understands that no United States federal or state agency, or any other domestic or foreign government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. No Guarantees. Neither we nor any of our affiliates has made any guarantees (whether written or oral) to the Subscriber (i) regarding the current or future value of the Securities, or (ii) that our past business performance and experience of our management will in any way predict the current or future value of the Securities.

g. Subscriber Provided Information. Any information which the Subscriber has heretofore furnished or is furnishing herewith to us is, to the best of the Subscriber’s knowledge, true, complete, and accurate and may be relied upon by us, in particular, in determining the availability of an exemption from registration under federal and state securities laws in connection with this sale to the Subscriber. The Subscriber further represents and warrants that it will notify and supply corrective information to us as soon as reasonably practicable upon the occurrence of any change therein occurring prior to our issuance of the Securities.

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h. Limited Public Market. The Subscriber understands that a limited public market now exists for our Common Stock, and that we have made no assurances that a liquid public market will ever exist for the Securities. The Subscriber understands that we make no guarantees that the Subscriber will be able to resell any of the Securities, or as to its future value and that no market liquidity may be guaranteed and that the value of the Securities over time may experience extreme volatility or depreciate in full and we are not and shall not be responsible for or liable for the market value of the Securities, the transferability or liquidity of the Securities or the availability of any market for the Securities through third parties or otherwise.

i. Authorization; Enforcement. This Agreement: (i) has been duly and validly authorized by the Subscriber, (ii) has been duly executed and delivered by or on behalf of the Subscriber, and (iii) will constitute, upon execution and delivery by the Subscriber and us, the valid and binding agreement of the Subscriber enforceable in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

j. Residency. If the Subscriber is an individual, then the Subscriber resides in the state or province identified on the Signature Page as the address for the Subscriber. If the Subscriber is a partnership, corporation, limited liability company or other entity, then the office or offices of the Subscriber identified on the Signature Page as the address of the Subscriber is the location of its principal place of business and such entity is duly organized in its state of formation.

k. Investment Experience. The Subscriber is aware of our business affairs and financial condition and has obtained sufficient information about us to reach an informed decision to purchase the Securities. The Subscriber is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of companies in private placements in the past, and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by us to evaluate the merits and risks of and to make an informed investment decision with respect to, the proposed purchase of the Securities, which represents a speculative investment. The Subscriber is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of such investment.

l. Risks of Investment. The Subscriber is solely responsible for reviewing, understanding, and considering (and has reviewed, considered, and understands) the risks relating to an investment in the Securities, including, without limitation, those described in the SEC Filed Risk Factors. The Company’s operations, financial condition, and results of operations could be materially and adversely affected by any one or more of those risks, as could the underlying value of the Subscriber’s Securities, which may lead to the Securities losing all value. The Subscriber acknowledges and accepts that there are material risks associated with purchasing the Securities, holding the Securities, and using the Securities, as more fully disclosed and explained in the SEC Filed risk factors.

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m. Adequate Means. The Subscriber has adequate means of providing for such Subscriber’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time.

n. Brokers and Finders. No person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon us or the Subscriber for any commission, fee, or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Subscriber.

o. Anti-Money Laundering Obligations. To ensure compliance with applicable statutory requirements relating to anti-money laundering and anti-terrorism initiatives, we reserve the right to request such evidence as is necessary to verify the identity and address from the Subscriber. Depending on the circumstances of the Subscriber and our anti-money laundering policies and procedures or of any third-party administrator that may perform anti-money laundering (“AML”) and know-your-customer (“KYC”) compliance on behalf of us, if utilized by us, a more detailed verification might be required. Further, neither (i) the Subscriber, (ii) any person controlling or controlled by the Subscriber (if the Subscriber is a privately-held entity), (iii) any person having a beneficial interest in the Subscriber, nor (iv) any person for whom the Subscriber is acting as agent or nominee in connection with the purchase of Securities, is:

a. a citizen or resident of a geographic area in which the purchase of Securities is prohibited by applicable law, decree, regulation, treaty, or administrative act;

b. a citizen or resident of, or located in, a geographic area that is subject to U.S. sanctions or embargoes;

c. an individual, or an individual employed by or associated with an entity, identified on the U.S. Department of Commerce’s Denied Persons or Entity List, the U.S. Department of Treasury’s Specially Designated Nationals or Blocked Persons Lists, or the U.S. Department of State’s Debarred Parties List, or an entity in which one or more Specially Designated Nationals own in the aggregate, directly or indirectly, a fifty percent (50%) or greater interest and you will not use the Securities to conduct or facilitate transactions with such persons described above;

d. purchasing Securities from countries or regions comprehensively sanctioned by the US Office of Foreign Assets Control (“OFAC”) (including countries and regions currently sanctioned such as the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria), or on behalf of governments of these countries or regions, nor will you use the Securities to conduct or facilitate any transactions with persons located in these countries or regions;

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e. from a country, territory, entity or individual named on an OFAC list, or a person prohibited under the programs administered by OFAC (“OFAC Programs”). Please be advised that we may not accept any payment amounts from a prospective Subscriber of Securities if such Subscriber cannot make the representation set forth in the preceding sentence. You agree to promptly notify us if you become aware of any change in the information set forth in any of these representations. You are advised that, by law, we may be obligated to “freeze the account” of any Subscriber, either by prohibiting additional purchases from it, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and that we may also be required to report such action and to disclose such Subscriber’s identity to OFAC;

f. a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure, as such terms are defined in the footnotes below: if you are affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if you receive deposits from, make payments on behalf of, or handle other financial transactions related to a Foreign Bank, you represent and warrant to the Company that: (i) the Foreign Bank has a fixed address, and not solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (ii) the Foreign Bank maintains operating records related to its banking activities; (iii) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct its banking activities; and (iv) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

p. Taxes. The Subscriber understands that it bears the sole responsibility to determine if ownership of the Securities, the potential appreciation or depreciation in the value of the Securities over time, the purchase of the Securities and/or any other action or transaction related to the Company has any tax implications; by holding the Securities, and to the extent permitted by law, the Subscriber agrees not to hold the Company and/or any third party liable for any tax liability associated with or arising from the ownership of the Securities or any other action or transaction related to the Company or its affiliates. Further, the Subscriber agrees to comply with any applicable tax obligations in its jurisdiction arising from the purchase of Securities, if any.

7. Representations and Warranties by Non-U.S. Persons. By delivering this Agreement, the Subscriber whose address, as set forth on the Signature Page to this Agreement, is not located within the United States of America or its territories and possessions, represents and warrants to the Company that, as of the Effective Date and as of the Put Closing:

a. Restricted Securities; Restrictions on Transfer. The Subscriber acknowledges and agrees, and each subsequent holder of Shares by its acceptance thereof will be deemed to acknowledge that, until the expiration of the one year “distribution compliance period” under Regulation S, he, she or it will not make any offer or sale of Securities to a U.S. person or for the account or benefit of a U.S. person within the meaning of Rules 902 and 903 of Regulation S under the Securities Act, except in compliance with applicable securities laws and in any event in accordance with any contractual restrictions, if any, and in accordance with all applicable laws, including U.S. federal securities laws, U.S. state securities laws, and the laws of any foreign jurisdiction, as applicable. In addition, such Subscriber further acknowledges that with respect to the Securities received pursuant to Regulation S, hedging transactions involving such Securities may not be conducted unless in compliance with the Securities Act.

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b. Legends. The Subscriber understands that the Securities, may be notated with, or will be deemed to incorporate, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR LAWS OF ANY FOREIGN JURISDICTION AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

“THE SECURITIES MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)) EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

c. Parameters of Regulation S.

a. Non-U.S. Person Subscriber Status. The Subscriber is not a resident of the United States or otherwise a “U.S. Person,” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

b. No Transfer of Securities to U.S. Person or Market. The Subscriber has not made any prearrangement to transfer any of the Securities to a U.S. Person or to return any of the Securities to the United States securities markets (which includes short sales in the United States within the applicable “distribution compliance period,” as defined in Regulation S (hereinafter referred to as the “restricted period”) to be covered by delivery of Securities) and is not purchasing Securities as part of any plan or scheme to evade the registration requirements of the Securities Act.

c. Compliance with Regulation S. All offers and sales of Securities by the Subscriber in the United States or to U.S. Persons or otherwise whether prior to the expiration or after the expiration of the applicable restricted period shall be made only pursuant to a registration of the Securities under the Securities Act or an exemption from registration, and in compliance with Regulation S.

d. Not a Distributor. The Subscriber is not a “distributor,” as defined in Regulation S. However, if the Subscriber should be deemed to be a distributor prior to reselling Securities to a non-U.S. Person during the restricted period, the Subscriber will send a notice to each new subscriber of Securities that such new subscriber is subject to the restrictions of Regulation S during the restricted period.

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e. Not an Officer, Affiliate, Underwriter or Dealer. The Subscriber is not an officer, director, or “affiliate” (as that term is defined in Rule 405 under the Securities Act) of the Company or an “underwriter” or “dealer” (as such terms are defined in the Securities Act), and the purchase of Securities by the Subscriber is not a transaction (or part of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

f. Re-sales Only in Compliance with Regulation S. The Subscriber acknowledges that the Subscriber may only be able to resell the Securities pursuant to the provisions of Regulation S and otherwise pursuant to the Securities Act, and that it may not be possible for the Subscriber to liquidate its investment in the Securities. The Subscriber is prepared, therefore, to hold his or her Securities indefinitely.

g. Solicitation. The offer and sale of the Securities has not taken place, and is not taking place, within the United States of America or its territories or possessions. The offer and sale of the Securities has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation.

d. Compliance with Foreign Laws. The Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of the jurisdiction in which it resides in connection with its subscription for the Securities, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Subscriber’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

8. Further Agreements

a. “Market Stand-Off” Agreement. The Subscriber agrees that such Subscriber shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any of our Common Stock (or other securities) held by such Subscriber (other than those included in the registration) during the 180-day period following the effective date of our first firm commitment underwritten public offering of our Common Stock registered under the Securities Act (or such longer period as we or the underwriters shall request in order to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), provided that all of our officers and directors are bound by and have entered into similar agreements. The Subscriber agrees to execute and deliver such other agreements as may be reasonably requested by us or the underwriters that are consistent with the Subscriber’s obligations under this Section 8(a) or that are necessary to give further effect to this Section 8(a). In addition, if requested by us or the representative of the underwriters of our Common Stock (or other securities), the Subscriber shall provide, within 10 days of such request, such information as may be required by us or such representative in connection with the completion of any public offering of our securities pursuant to a registration statement filed under the Securities Act. For consideration received and acknowledged, the Subscriber, in its capacity as a securityholder of the Company, hereby appoints the Chief Executive Officer and/or Chief Financial Officer of the Company to act as its true and lawful attorney with full power and authority on its behalf to execute and deliver all documents and instruments and take all other actions necessary in connection with the matters covered by this Section 8(a) and any lock-up agreement required to be executed pursuant to an underwriting agreement in connection with the initial firm commitment underwritten public offering of the Company. Such appointment shall be for the limited purposes set forth above. The obligations described in this Section 8(a) shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

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b. Pre-Emption.

a. If the Company proposes to issue any new shares or other securities convertible into, or carrying the right to subscribe for, shares of the Company’s Common Stock, after the date of this Agreement (“New Securities”), those New Securities shall not be issued to any person unless the Company has in the first instance offered them to the Subscriber on the same terms and at the same price as those New Securities are being offered to other persons on a pari passu and pro rata basis to the number of shares of Common Stock held by the Subscriber (as nearly as may be without involving fractions). The offer shall be in writing, be open for acceptance from the date of the offer to the date [20] days after the date of the offer (inclusive) (the “Subscription Period”) and give details of the number and subscription price of the New Securities.

b. The preemptive rights established by Section 8(b)(a) shall have no application to any of the following New Securities: (a) Common Stock and/or options, warrants or other Common Stock purchase rights and the Common Stock issued pursuant to such options, warrants or other rights issued or to be issued after the date hereof to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to share purchase or share option plans or other arrangements that are approved by the Company’s Board of Directors (the “Board”); (b) shares issued upon conversion of the seed preferred shares in issue as at the date of this Agreement; (c) any New Securities issued pursuant to an acquisition by the Company of the capital stock or assets of another company (including by way of merger or consolidation), provided such acquisition is approved by the Board; (d) any New Securities issued in connection with any share split, share dividend on or recapitalization of the outstanding equity securities of the Company; (e) any New Securities issued pursuant to arrangements with the Company’s vendors or suppliers, any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial or lending institution, in each case provided that such arrangement or financing is approved by the Board; (f) Common Stock, options or convertible securities issued in connection with the provision of goods or services pursuant to transactions approved by a majority of the disinterested directors of the Company; (g) Common Stock, options or convertible securities issued in connection with sponsored research, collaboration, technology license, development, investor or public relations, marketing or other similar agreements or strategic partnerships approved a majority of the disinterested directors of the Company; and (h) any New Securities that are issued by the Company pursuant to an underwritten public offering.

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c. If at the end of the Subscription Period, the Subscriber has applied for any number of New Securities up to the number of New Securities to which it would be entitled on a pro rata basis to the number of shares of Common Stock held by the Subscriber, such number of New Securities shall be issued to the Subscriber and the Subscriber shall pay the aggregate subscription price to the Company.

c. Anti-Dilution. The Company agrees that if, within a six-month period following the date hereof, the Company sells shares of its Common Stock or any other securities of the Company in a private placement offering to outside investors (other than (i) as part of the purchase price in connection with acquisitions or strategic transactions approved a majority of the disinterested directors of the Company, or securities issued in financing transactions, the primary purpose of which is to finance acquisitions or strategic transactions approved a majority of the disinterested directors of the Company and (ii) to employees and other independent contractors providing services to the Company) at a price per share lower than $2.00 per share, then to the extent that:

a. the Consideration Shares have been issued pursuant to the Subscriber’s exercise of the Put Right, the Company shall issue, at no additional subscription cost to the Subscriber, such additional number of shares of Common Stock of the Company to the Subscriber which, when added to the number of Consideration Shares issued hereby, would be the total number of shares of Common Stock which would have been issued to the Subscriber pursuant to this Agreement if the price per share ascribed to the Company’s common stock was equivalent for the purposes of calculating the original Agreed Ratio to the lower price per share paid by the subsequent investor (or investors) in the Company; and

b. the Subscriber has not exercised the Put Right, the Agreed Ratio shall be adjusted so as to entitle the Subscriber to such additional number of shares of Common Stock of the Company for each Put Option Share which, when added to the number of Consideration Shares which would have been issued using the Agreed Ratio as at the date of this Agreement, would be the total number of shares of Common Stock to which the Subscriber would have been entitled pursuant to this Agreement if the price per share ascribed to the Company’s common stock was equivalent for the purposes of calculating the original Agreed Ratio to the lower price per share paid by the subsequent investor (or investors) in the Company.

d. Further Assurances. The Company and the Subscriber each agrees and covenants that at any time and from time to time it will promptly execute and deliver to the other party such further instruments and documents and take such further action as the other party may reasonably require to carry out the full intent and purpose of this Agreement and to comply with United States state or federal securities laws or other applicable regulatory approvals.

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e. Co-Sale Right.

a. If any stockholder or stockholders of the Company (the “Selling Stockholder(s)”) wishes to sell, to a single buyer or to one or more buyers, as part of a single transaction or series of connected transactions, shares of Common Stock of the Company representing (in aggregate) 50 percent or more of the Company’s voting power (or which would otherwise result in a change of control of the Company), the Selling Stockholder(s) may only sell (and the Company shall, within its powers to do so, ensure that such Selling Stockholder(s) shall only sell) such number of shares of Common Stock subject to and in accordance with this Section 8(e).

b. The Selling Stockholder(s) shall give to the Subscriber not less than 30 calendar days’ notice in advance of the proposed sale (a “Co-Sale Notice”). The Co-Sale Notice shall specify:

(A) the identity of the proposed purchaser (the “Buyer”);

(B) the price per security which the Buyer is proposing to pay;

(C) the manner in which the consideration is to be paid;

(D) the number of and class of securities which each Selling Stockholder proposes to sell; and

(E) the address where the counter-notice should be sent.

The Subscriber shall be entitled within 20 calendar days after receipt of the Co-Sale Notice, to notify the Selling Stockholder that it wishes to sell that number of its Securities equal to the product obtained by multiplying (x) the aggregate number of shares of Common Stock proposed to be sold by the Selling Stockholder(s) by (y) a fraction, the numerator of which is the number of Securities at the time owned by the Subscriber and the denominator of which is the aggregate number of shares of Common Stock at the time owned by the Selling Stockholder(s) and the Subscriber, to the Buyer on the same terms and conditions as set out in the Co-Sale Notice, by sending a counter-notice which shall specify the number of Securities which the Subscriber wishes to sell, and the number of shares of Common Stock to be sold by the Selling Stockholder(s) shall be reduced accordingly.

c. If the Subscriber does not send a counter-notice within such 20 calendar Day period it shall be deemed to have specified that it wishes to sell no Securities.

d. The Company shall use its best efforts to ensure that no sale by any Selling Stockholder shall be made pursuant to any Co-Sale Notice more than three months after service of that Co-Sale Notice.

e. If the Subscriber is not afforded the right to act upon or participate in the transaction contemplated by the Co-Sale Notice in accordance with the provisions of this Section 8(e), or, having given notice of its wish to participate in such transaction the Subscriber’s Securities are not acquired simultaneously with, and on the same terms as, the Selling Stockholder(s)’ securities, the Selling Stockholder(s) may not complete (and the Company shall use its best efforts to ensure that they shall not complete) such transaction and the Board shall be bound to refuse to register (and the Company shall procure that the Board does refuse to register) any transfer of securities intended to carry such transaction into effect.

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f. In this Section 8(f), references to the singular shall include the plural and vice versa.

f. Piggyback Registration.

a. The Company shall give the Subscriber at least 30 days’ prior written notice of each filing by Company of a registration statement (other than a registration statement on Form S-4 or Form S-8 or on any successor forms thereto) with the SEC. If requested by the Subscriber in writing within 20 days after receipt of any such notice, Company shall, at Company’s sole expense (other than the underwriting discounts, if any, payable in respect of the shares sold by the Subscriber), register all or, at Subscriber’s option, any portion of the Securities (collectively, the “Registrable Securities”) concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Registrable Securities through the securities exchange, if any, on which the Common Stock is being sold or on the over-the-counter market, and will use its reasonable best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. If the managing underwriter of any such offering shall determine and advise Company that, in its opinion, the distribution of all or a portion of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by Company would materially adversely affect the distribution of such securities by Company then Company will include in such registration first, the securities that Company proposes to sell and second, the Registrable Securities requested to be included in such registration, to the extent permitted by the managing underwriter.

b. In the event of a registration pursuant to these provisions, the Company shall use its reasonable best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Subscriber may reasonably request; provided, however, that Company shall not be required to qualify to do business in any state by reason of this section in which it is not otherwise required to qualify to do business.

c. The Company shall keep effective any registration or qualification contemplated by this section and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Subscriber to complete the offer and sale of the Registrable Securities covered thereby.

d. In the event of a registration pursuant to the provisions of this section, the Company shall furnish to the Subscriber such reasonable number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as the Subscriber may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

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e. The Company shall notify the Subscriber within three (3) business days after such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

f. The Company shall advise the Subscriber within three (3) business days after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement, or the initiation or threatening of any proceeding for that purpose and within three (3) business days take action using its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

g. The Company shall within three (3) business days notify the Subscriber at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of the Subscriber prepare and furnish to it such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Subscribers of such Registrable Securities or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. The Subscriber shall suspend all sales of the Registrable Securities upon receipt of such notice from Company and shall not re-commence sales until they receive copies of any necessary amendment or supplement to such prospectus, which shall be delivered to the Subscriber within 30 days of the date of such notice from Company.

h. If requested by the underwriter for any underwritten offering of Registrable Securities, Company and the Subscriber will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to Company, Company’s counsel and the Subscriber’ counsel, and the underwriter, and such agreement shall contain such representations and warranties by Company and the Subscriber and such other terms and provisions as are customarily contained in an underwriting agreement with respect to secondary distributions solely by selling stockholders, including, without limitation, indemnities substantially to the effect and to the extent provided below.

i. The rights of the Subscriber under this Section 8(i) shall apply equally to the filing by Company of an offering statement on Form 1-A under Regulation A promulgated under the Securities Act and, if Company files such an offering statement instead of a registration statement, all references to (A) registration statement shall be deemed to be references to offering statement, (B) prospectus shall be deemed to be references to offering circular, and (C) effective date of a registration statement shall be deemed to be references to qualification date of an offering statement.

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j. The Subscriber’s rights under this Section 8(f) shall automatically terminate once the Subscriber has sold all of the Registrable Securities or all of the Registrable Securities may be resold by the Subscriber under Rule 144 of the Securities Act without limitation as to the volume of Registrable Securities to be sold.

g. Stockholder Reserved Matters. The Company undertakes to the Subscriber that it shall not undertake (and shall ensure that none of its group companies undertakes) any of the matters listed in Schedule 1 without first obtaining the Subscriber’s written consent to such matter, which consent shall not be unreasonably withheld.

h. Capital Re-organization. If there is a consolidation and/or sub-division and/or other reorganization and/or restructuring of the Company’s or the Subsidiary’s share capital and/or equity interests, the Company shall take (and shall procure that the Subsidiary shall take) such action (and/or, to the extent within its power to do so, procure that such action is taken by any other party) to give effect to the terms of this Agreement so as to ensure that the Subscriber is in no better or worse position as a result of such consolidation or sub-division and/or other reorganization and/or restructuring.

9. Delivery of IP Products

a. When each relevant IP Product has been delivered to the Company under the IP Agreement, the Company shall then have a period of 10 days after the date on which Althea delivered the relevant IP Product to the Company (the “Review Period”) within which to review the IP Product and to satisfy itself that it is satisfactory in accordance with the IP Agreement. The Company shall, before the expiry of the Review Period, either:

i. confirm in writing to Althea that it agrees that the relevant IP Product is accepted by the Company as satisfactory; or

ii. give notice in writing to Althea explaining, in reasonable detail, why it is unable to so confirm and setting out details of why it does not accept the relevant IP Product as satisfactory.

b. If the Company fails so to confirm or to give such notice in accordance with Section 9(a)(ii), the relevant IP Product delivered by Althea shall, upon expiry of the Review Period, be deemed to have been finally accepted as satisfactory by the Company.

c. If the Company serves a valid notice in accordance with Section 9(a)(ii):

a. the parties shall endeavor to resolve all matters in dispute as soon as practicable. If they fail to resolve such matters within 20 days of the date on which Althea received such notice from the Company (or such longer period as the parties shall agree) (the “Resolution Period”), either party may refer any matter in dispute to an independent expert with appropriate experience in respect of the IP Product in question for a resolution. The identity of such expert shall be agreed between the parties and they shall be appointed within 10 days of the expiry of the Resolution Period (the “Appointment Period”). If the parties fail to make such appointment within the Appointment Period, the appointment shall be made by a specialist IP lawyer in the Washington, DC office of the law firm HEA IP who shall be instructed to act independently within 10 days of the expiry of the Appointment Period, on the application of either party. Such expert shall be instructed to determine the dispute in accordance with the provisions of this Section 9 and to make such determination as soon as practicable and in any event within 30 days of them being instructed or such longer period as they shall, in their discretion, reasonably require. In making such determination, such expert shall act as an expert and not as an arbitrator and their decision shall (in the absence of manifest error) be final and binding on the parties. The costs of such expert shall be borne by the parties in such proportions as they may direct or, in the absence of any such direction, as to one half by the Company and as to the other half by Althea; and

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b. the parties shall bear their own costs, and act reasonably and in good faith, in connection with the resolution of the matters in dispute.

10. Miscellaneous

a. Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or because of this Agreement, except as expressly provided in this Agreement.

b. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York, without giving effect to conflicts of laws principles. Each party to this Agreement hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the city of New York for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

c. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any such signature appearing on this Agreement or such other documents as are contemplated hereby are the same as handwritten signatures for the purpose of validity, enforceability and admissibility.

d. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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e. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to us and to the Subscriber at the respective addresses on the signature page below, or at such other addresses as the Company or Subscriber may designate by 10 days advance written notice to the other parties hereto.

f. Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective without our written consent and the Subscriber’s written consent.

g. Expenses. The Company and the Subscriber shall each bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated herein.

h. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Subscriber, upon any breach or default of the Company under the Subscription Documents shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by Subscriber of any breach or default under this Agreement, or any waiver by any Subscriber of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Subscriber, shall be cumulative and not alternative.

i. Entire Agreement. This Agreement, the Subscription Agreement and the exhibits and schedules hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this PUT OPTION AGREEMENT as of the date first written above.

COMPANY:

THE HEALING COMPANY INC.

By:
Name:	Simon Belsham
Title:	Chief Executive Officer

Ten Grand Street, 11th Floor

Brooklyn, NY 11249

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IN WITNESS WHEREOF, the parties have executed this PUT OPTION AGREEMENT as of the date first written above.

SUBSCRIBER:

DRF ALTHEA (UK) LIMITED

By:
Name:
Title:

Dixcart House

Addlestone Road

Bourne Business Park

Addlestone, Surrey

United Kingdom

KT15 2LE

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Schedule 1

STOCKHOLDER RESERVED MATTERS

1.1 Save where expressly required or permitted pursuant to this Agreement and/or the Company’s by-laws or any change which would affect all the Company’s common stock holders equally, permit or cause to be proposed any alteration to its share capital or the rights attaching to its shares or permit or cause to be proposed any amendment to the by-laws or articles of incorporation of the Company which would adversely alter or affect the voting rights attaching to any of the securities held by the Subscriber; or

1.2 Permit or cause to be proposed any amendment to the by-laws or articles of incorporation of the Company if such amendment would:

1.2.1 impose any new obligations on the Subscriber; or

1.2.2 increase any existing obligation or liability of the Subscriber; or

1.2.3 remove or diminish the rights of the Subscriber.

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